                                                                    EXHIBIT 10.1



                     FIFTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 2nd day of June, 1997, to be effective as of the respective date herein indicated, by and among SEPCO INDUSTRIES, INC., a Texas corporation ("Sepco"), BAYOU PUMPS, INC., a Texas corporation ("Bayou") and AMERICAN MRO, INC., a Nevada corporation ("American") (Sepco, Bayou and American being hereinafter individually and collectively referred to as "Borrower", as governed by the provisions of
Section 1.4, Section 1.5, and Section 1.6 of the Loan Agreement, as hereinafter defined), and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in- interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been, formerly known as Shawmut Capital Corporation, and having been the successor-in-interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation).

                                    RECITALS

         A. Sepco and Barclays Business Credit, Inc., have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note, dated May, 1995, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation (at that time known as Shawmut Capital Corporation), and as amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, entered into on April 3, 1996, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation, and as amended by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement, dated September 9, 1996, executed by Sepco, Bayou and Lender, and as amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 24, 1996, executed by Lender and Borrower (as amended, the "Loan Agreement").

         B. Lender, effective May 1, 1996, as successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, succeeded to, and today remains the present holder of, all right, title and interest of Fleet Capital Corporation, a Connecticut corporation, in the Loan Agreement and each of the Other Agreements.

         C. Borrower and Lender desire to further amend the Loan Agreement and the Other Agreements as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

         Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

         2.01 AMENDMENT TO DEFINITION OF "ADJUSTED NET EARNINGS FROM OPERATIONS" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Adjusted Net Earnings From Operations" contained in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

             "Adjusted Net Earnings From Operations - with respect to any fiscal period, means the consolidated (in accordance with GAAP) net earnings (or loss) of Index and its Subsidiaries after provision for income taxes for such fiscal period of Index, all as reflected on the consolidated financial statement of Index and its Subsidiaries supplied to Lender pursuant to Section 9.1(J) hereof, but excluding:
         (a) any gain or loss arising from the sale of capital assets; (b) any gain arising from any write-up of assets; (c) earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (d) earnings of any corporation, substantially all the assets of which have been acquired in any manner by Index or a Subsidiary of Index, realized by such corporation prior to the date of such acquisition;
         (e) net earnings of any business entity (other than a Subsidiary) in which Index or a Subsidiary of Index has an ownership interest unless such net earnings shall have actually been received by Index or such Subsidiary of Index in the form of cash distributions; (f) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to Index or a Subsidiary of Index; (g) the earnings of any Person to which any assets of Index or any Subsidiary of Index shall have been sold, transferred or disposed of, or into which Index or a Subsidiary of Index shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (h) any gain arising from the acquisition of any Securities of Index or a Subsidiary of Index; and
         (i) any gain arising from extraordinary or non-recurring items."

         2.02 AMENDMENT TO DEFINITION OF "BORROWING BASE" IN SECTION 1.1. Effective as of the date of execution of this Amendment, Section 1.1 of the Loan Agreement is hereby amended by deleting therefrom the phrase "Twenty Million Dollars ($20,000,000)" and substituting therefor the phrase "Twenty-Five Million Dollars ($25,000,000)".




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
         2.03 AMENDMENT TO DEFINITION OF "CASH FLOW" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Cash Flow" contained in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

         "Cash Flow - with respect to any fiscal period, means the Adjusted Net Earnings From Operations of Index and its Subsidiaries for such period, plus non-cash charges of Index and its Subsidiaries in respect to depreciation and amortization for such period, minus Capital Expenditures made during such period by Index and its Subsidiaries, minus scheduled principal payments on Indebtedness of Index and its Subsidiaries for such period, minus Distributions made on the capital stock of Index and its Subsidiaries during such period, all of the above being determined on a consolidated basis in accordance with GAAP."

         2.04 AMENDMENT TO DEFINITION OF "COMMITMENT" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Commitment" contained in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

         "Commitment - Twenty-Five Million Dollars ($25,000,000.00)."

         2.05 AMENDMENT TO DEFINITION OF "OBLIGATIONS" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Obligations" contained in Section 1.1 of the Loan Agreement is amended by amending and restating the second sentence of such definition to read in its entirety as follows:

                 "The term includes, without limitation, the reimbursement obligations of Borrower under Section 2.4 of this Agreement and all other interest, charges, expenses, attorneys' fees, and any other sums chargeable to Borrower under this Agreement or any of the Other Agreements."

         2.06 AMENDMENT TO SECTION 2.1. Effective as of the date of execution of this Amendment, Section 2.1 of the Loan Agreement is amended by adding thereto an additional paragraph to be inserted after the currently existing paragraph in Section 2.1 of the Loan Agreement, this additional paragraph to read as follows:

                "A request for a Revolving Credit Loan shall be made or shall be deemed to be made, in the following manner: (i) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date (which notice shall be in the form of a Eurodollar Borrowing Notice pursuant to Section 3.7(A) hereof if Borrower intends to borrow a Eurodollar Loan); (ii) the becoming due of any amount required to be paid under this Agreement as interest shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest; (iii) the becoming due of any amount required to be paid under this Agreement as principal shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date for the amount required to pay such principal; (iv) any payment made by Lender pursuant to a Letter of Credit or LC Guaranty which is not immediately reimbursed by Borrower shall be deemed irrevocably to be a request for a Revolving Credit Loan on the date of such payment by Lender; and (v) the becoming due of any other Obligations shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount then so due."

         2.07 ADDITION OF A NEW SECTION 2.4. Effective as of the date of execution of this Amendment, a new Section 2.4 Reimbursement Obligations is added to the Loan Agreement to read as follows:

                 "2.4    Reimbursement Obligations.  If Lender shall pay any
         amount under a Letter of Credit or LC Guaranty, then Borrower shall automatically become obligated to immediately reimburse such amount to Lender, together with interest from and after the date Lender makes such payment under such Letter of Credit or LC Guaranty until payment in full to Lender by Borrower of Borrower's reimbursement obligation which shall accrue at the applicable per annum rate of interest then applicable for Revolving Credit Loans."

         2.08 AMENDMENT TO SECTION 3.1(A). Effective as of the date of execution of this Amendment, the first three sentences of Section 3.1(A) of the Loan Agreement are amended and restated to read in their entirety as follows:

         "(A)   Interest shall accrue on the outstanding principal on the Term
         Loan in accordance with the terms of the Term Note, and the outstanding principal on the Revolving Credit Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an 'Applicable Annual Rate'):
         (i) Eurodollar Loans shall bear interest at a rate per annum equal to 2.00% above the Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto and (ii) all other Revolving Credit Loans shall bear interest at a rate per annum equal to .50% above the Base Rate. Revolving Credit Loans shall bear interest at a rate per annum equal to .50% above the Base Rate unless the Borrower provides a Eurodollar Borrowing Notice to the Lender in accordance with Section 3.7(A) irrevocably electing that all or a portion of the Revolving Credit Loans are to bear interest at a Eurodollar Base Rate. Each Revolving Credit Loan that is not a Eurodollar Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective."

         2.09 AMENDMENT TO SECTION 9.2(A). Effective as of the date of execution of this Amendment, Section 9.2(A) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "(A)    Merge or consolidate or permit any Subsidiary to merge
         or consolidate, with any Person; nor acquire all or any substantial part of the Properties or capital stock of any Person; nor permit Index to acquire all or any substantial part of the Properties or capital stock of any Person."





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
         2.10 AMENDMENT TO SECTION 9.2(G). Effective as of the date of execution of this Amendment, Section 9.2(G) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "(G)    Declare or make any Distributions; provided, however,
         that notwithstanding the foregoing, Sepco may pay cash dividends on any capital stock of Sepco owned by Index, provided that no Default or Event of Default exists at the time of payment of such cash dividend or would result as a result of such payment."

         2.11 AMENDMENT TO SECTION 9.3. Effective as of the date of execution of this Amendment, Section 9.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "9.3.   Specific Financial Covenants.  During the term of this
         Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, Index and its Subsidiaries shall:

                  (A) Maintain positive consolidated Cash Flow, measured on a rolling three-month basis at the end of each calendar month, for the three-month period that ends as of the end of each calendar month, from and including the calendar month ending May 31, 1997. Cash Flow during any such period will be determined on a consolidated basis according to GAAP.

                 B) Maintain consolidated positive Cash Flow, measured on an annual basis at the end of each fiscal year of Index, for the twelve-month period that ends as of the end of such fiscal year of Index, from and including the fiscal year of Index ending December 31, 1997. Cash Flow during any such fiscal year will be determined on a consolidated basis in accordance with GAAP.

                 (C) Maintain at all times a ratio of (i) the aggregate consolidated Indebtedness of Index and its Subsidiaries to (ii) the consolidated Adjusted Tangible Net Worth of Index and its Subsidiaries of not more than 5.0 to 1.0. Indebtedness and Adjusted Tangible Net Worth will be determined on a consolidated basis in accordance with GAAP.

                 (D) Maintain at all times a ratio of consolidated Current Assets of Index and its Subsidiaries to consolidated Current Liabilities of Index and its Subsidiaries of not less than 2.0 to 1.0. Current Assets and Current Liabilities will be determined on a consolidated basis in accordance with GAAP."

         2.12 AMENDMENT TO SECTION 11.1: ADDITION OF SECTION 11.1(H). Effective as of the date of execution of this Amendment, Section 11.1(H) is hereby added to Section 11.1 of the Loan Agreement to read in its entirety as follows:





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
         "(H)    at any date the Borrowing Base fails to exceed the outstanding principal balance of the Revolving Credit Loans by at least
         $3,000,000."

                                  ARTICLE III
                                   NO WAIVERS

         3.01 Nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by
Lender:

                 (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:

                          (i) This Amendment, duly executed by Lender, together with the relevant Consent, Ratification, and Amendment, respectively duly executed by David R. Little, individually, T.L. Walker Bearing Co., Southern Engine & Pump Company, and Gary A. Allcorn, Trustee for Kacey Joyce Little, Nicholas David Little and Andrea Rae Little 1988 Trusts and Index, Inc. ("Parent");

                         (ii) each of the following documents, each dated on or about the date hereof, and each executed by Sepco:


                                 (A)      Second Modification of Secured
                Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Harris County, Texas];

                                 (B)      Second Modification of Secured
                Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Gregg County, Texas];


                                  (C)      Second Modification of Secured
                 Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing





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
                 Statement and Assignment of Rents [Ector County, Texas];

                 (D) Second Modification of Secured Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Matagorda County, Texas];

                 (E) Second Modification of Secured Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Jefferson County, Texas];

                 (F) Second Modification of Secured Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Lea County, New Mexico];

                 (G) Second Modification of Secured Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Dallas County, Texas];

                 (H) Second Modification of Secured Promissory Note and Third Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Nueces County, Texas];

                 (I) Second Modification of Secured Promissory Note and Third Modification to Mortgage, Security Agreement, Financing Statement and Assignment of Rents [Lafayette Parish, Louisiana];

                 (J) Second Modification of Secured Promissory Note and Third Modification to Mortgage, Security Agreement, Financing Statement and Assignment of Rents [Jefferson Parish, Louisiana];


                 (iii) Stock Pledge Agreement, duly executed by Parent, whereby Parent pledges to Lender all of the capital stock of Sepco owned by Parent, together with the original stock certificates evidencing such capital stock and stock powers for each such stock certificate duly executed in blank by Parent; and

                 (iv) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

                 (b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                 (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and





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
                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws of such Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of each Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (f) Sepco has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement, (g) Bayou has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of Bayou and (h) American has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of American.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED





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
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND LENDER.

         6.11 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                        "BORROWER"

                                        SEPCO INDUSTRIES, INC.



                                        By: /s/ DAVID R. LITTLE
                                        Name David R. Little
                                        Title: Chief Executive Officer

                                        BAYOU PUMPS, INC.



                                        By: /s/ DAVID R. LITTLE
                                        Name: David R. Little, President
                                        Title: and Chief Executive Officer

                                        AMERICAN MRO, INC.


                                        By: /s/ DAVID R. LITTLE
                                        Name: David R. Little
                                        Title: Chief Executive Officer

                                        "LENDER"

                                        FLEET CAPITAL CORPORATION



                                         By: /s/ H. MICHAEL WILLS
                                         Name: H. Michael Wills
                                         Title: VP

ANNEXES:

A-1 - Certified Resolutions of Sepco Industries, Inc.
A-2 - Certified Resolutions of Bayou Pumps, Inc.
A-3 - Certified Resolutions of American MRO, Inc.





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
                                   ANNEX A-1

                            CERTIFIED RESOLUTIONS OF
                  SEPCO INDUSTRIES, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Sepco Industries, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Second Amended and Restated Loan and Security Agreement by and between the Corporation and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Fifth Amendment to Second Amended and Restated Loan and Security Agreement to be executed by Corporation, Bayou Pumps, Inc., American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross- collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.




ANNEX A-1 TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED: May 29, 1997.


                                        /s/ GARY ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation





ANNEX A-1 TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

                                   ANNEX A-2

                            CERTIFIED RESOLUTIONS OF
                     BAYOU PUMPS, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Bayou Pumps, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to become a party to and amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), as thereafter amended (Corporation being a present party to such Second Amended and Restated Loan and Security Agreement), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Fifth Amendment to Second Amended and Restated Loan and Security Agreement to be executed by Corporation, Sepco, American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross- collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to




ANNEX A-2 TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1
certify to Lender the adoption of these resolutions.

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  May 29, 1997.

                                        /s/ GARY ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation




ANNEX A-2 TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2

                                   ANNEX A-3

                            CERTIFIED RESOLUTIONS OF
                    AMERICAN MRO, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of American MRO, Inc., a Nevada corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Fifth Amendment to Second Amended and Restated Loan and Security Agreement to be executed by Corporation, Sepco, Bayou Pumps, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross- collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.





ANNEX A-3 TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  May 29, 1997.


                                        /s/ GARY ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation





ANNEX A-3 TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, DAVID R. LITTLE, has executed that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having formerly been known as Shawmut Capital Corporation and having been the successor-in- interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of June 2, 1997 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May 29, 1997.


                                                          /s/ DAVID R. LITTLE
                                                   David R. Little, individually

                      CONSENT, RATIFICATION AND AMENDMENT

         The undersigned, T. L. WALKER BEARING CO., has executed (x) that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), and (y) that certain Amended and Restated Security Agreement, dated as of April 1, 1994, executed by the undersigned and Fleet (the "Security Agreement"). The undersigned hereby (i) consents and agrees to the terms of the Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of June 2, 1997 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each of the Guaranty and the Security Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations", as such term is used in the Guaranty, and some, but not all, of the "Secured Indebtedness", as such term is used in the Security Agreement, (b) each of the Guaranty and the Security Agreement is an "Other Agreement", as such term is defined in the Loan Agreement, (c) neither the Guaranty nor the Security Agreement is, as of the date hereof, subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty or under the Security Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty or as debtor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May 29, 1997.

                                        T. L. WALKER BEARING CO.


                                        By: /s/ DAVID R. LITTLE
                                              ----------------------------------
                                        Name: David R. Little
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------

                            CONSENT AND RATIFICATION

         The undersigned, SOUTHERN ENGINE & PUMP COMPANY, has executed (x) that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), and (y) that certain Amended and Restated Security Agreement, dated as of April 1, 1994, executed by the undersigned and Fleet (the "Security Agreement"). The undersigned hereby (i) consents and agrees to the terms of the Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of June 2, 1997 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each of the Guaranty and the Security Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations", as such term is used in the Guaranty, and some, but not all, of the "Secured Indebtedness", as such term is used in the Security Agreement, (b) each of the Guaranty and the Security Agreement is an "Other Agreement", as such term is defined in the Loan Agreement, (c) neither the Guaranty nor the Security Agreement is, as of the date hereof, subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty or under the Security Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty or a debtor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May 29, 1997.

                                                  SOUTHERN ENGINE & PUMP COMPANY


                                              By: /s/ DAVID R. LITTLE
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, GARY A. ALLCORN, TRUSTEE FOR KACEY JOYCE LITTLE, NICHOLAS DAVID LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS, has executed that certain Amended and Restated Pledge Agreement dated September 16, 1994 (the "Pledge Agreement"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of June 2, 1997 (the "Loan Amendment"), executed by Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that
(a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Secured Indebtedness" as such term is used in the Pledge Agreement, (b) the Pledge Agreement is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Pledge Agreement, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in this Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Pledge Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Pledge Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May 29, 1997.

                                           /s/ GARY A. ALLCORN
                                              ----------------------------------
                                               GARY A. ALLCORN, TRUSTEE FOR
                                               KACEY JOYCE LITTLE, NICHOLAS
                                               DAVID LITTLE AND ANDREA RAE
                                               LITTLE 1988 TRUSTS

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

         (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of October 24, 1996;

         (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of October 24, 1996; and

         (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of October 24, 1996.

The undersigned hereby (i) consents and agrees to the terms of the Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of June 2, 1997 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May 29, 1997.

                                        INDEX, INC.


                                        By: /s/ DAVID R. LITTLE
                                           -------------------------------------
                                        Name: David R. Little
                                             -----------------------------------
                                         Title: Chief Executive Officer
                                                --------------------------------

CONSENT AND RATIFICATION TO FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - PAGE 1